Exhibit 99.1
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OTCBB: ASPU
May 20, 2013
Aspen Group, Inc.

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Safe Harbor Statement

Certain statements in this presentation and responses to various questions include forward-looking statements including statements regarding our strategic plans for 2013 and 2013 through 2015 projections. The words “believe,” “may,” “estimate,”
“continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect,” “liquidity” and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-
looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. Important factors that could cause actual results to differ from those in the forward-looking statements include competition, ineffective media and/or marketing, failure to maintain growth in degree seeking students, the failure of prospective students to react favorably to our new Monthly Payment Plan, and failure to generate sufficient revenue. Further information on our risk factors is contained in our filings with the SEC, including the Prospectus dated May 6, 2013. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.
Regulation G - Non-GAAP Financial Measures
This presentation includes a discussion of Adjusted EBITDA which is a non-GAAP financial measure. A reconciliation to the most directly comparable GAAP financial measure is provided at the end of this presentation. The Company uses this financial measure which is not calculated and presented in accordance with U.S. generally accepted accounting principles in evaluating its financial and operational decision making and as a means to evaluate period-to period comparison. The Company presents this non-GAAP financial measure because it believes it to be an important supplemental measure of performance that is commonly used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.
Aspen Group defines Adjusted EBITDA as earnings (or loss) from continuing operations before preferred dividends, interest expense, income taxes, collateral valuation adjustment, bad debt expense, depreciation and amortization, and amortization of stock-based compensation. Aspen Group excludes the changes from collateral valuation adjustment, bad debt expense and stock based compensation because they are non-cash in nature.
This Non-GAAP financial measure should not be considered as an alternative to net income, operating income, cash flow from operating activities, as a measure of liquidity or any other financial measure. It may not be indicative of the historical operating results of the Company nor is it intended to be predictive of potential future results. Investors should not consider this non-
GAAP financial measure in isolation or as a substitute for performance measures calculated in accordance with GAAP.

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Aspen University Snapshot:

— Nationally Recognized & Accredited Online University
— Highly differentiated Graduate University (87%
 Graduate Students*)
 — 2,779 students (end-Q1)
 — Nursing and Business Schools key to future growth
— Offers breadth and depth of academic disciplines
 (Doctorate, Master, Bachelor, Associate, Certificates)
— DOE Title IV Provisional Status
—     Selected G.I. Jobs Military friendly school, 2010-2013
 *Not including part-time students

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— Weak Graduation Rates
— High Tuition Rates
— High Cohort Default Rates
— Reliance on 3rd party lead generation firms which
 drives lower quality students and high enrollment costs
— Nearing Title IV 90/10 Revenue Limit
 Many fear that student debt combined with
    lack of economic benefit is the next great
    bubble
What Are The Criticisms Of The For-
Profit Education Sector?

Aspen’s Differentiated Business
Model
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     Post-Graduate
   Degree Focus
   (MBA and MSN largest programs)*

 *MBA/MSN represents nearly 2/3’s of Full-Time Degree Seeking Student body

 Graduate Tuition:     Vertically-Integrated
  $1,000/course**    Student Acquisition***
     (all internet marketing in-house,
     no use of 3rd party lead gen firms)
**Among Lowest in Sector   ***Cost per enrollment averaged
                 less than $925 in Q1

Aspen Competitive Advantages:
Graduate Program Focus
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The Aspen Difference - Graduate Focus Delivers
Industry Leading Metrics (Year-End 2012 Data):
—Exceptional adjunct faculty (67% hold a Doctorate)
—High course completion rates (90%)*
—High Student Satisfaction Rates (95%)*
—Strong graduation rates (58%)
—Among highest graduate employment rates (91%)
—Among lowest tuition rates in the For-Profit education sector
—Among Lowest % of Title IV revenues in the sector (18%)
  Student Base = 87% Graduate Students**
  *Among top 10 most popular courses  **Not including part-time students

Aspen Competitive Advantages:
Competitors’ Exposure to Title IV 90/10
Rule (Aspen Currently at 18%)
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Company	Ticker	Title IV%	Year	School Type

Grand Canyon Education	LOPE	80%	2012
Capella Education	CPLA	79%	2012
American Public Education	APEI	42%	2011

DeVry University	DV	81%	2011
Career Education	CECO	80%	2012
Corinthian Colleges	COCO	86%	2012	Vocational

Source: BMO Capital Markets, 4/15/13

Aspen University Cost Comparison
for MBA Program
$12,000*
*Effective June 1, 2013

Aspen Announces Innovative
Monthly Installment Plan
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Graduate Students now have opportunity to pursue their
advanced degree without being compelled to rely on
student loans to fund their education
—Effective June 1, 2013
—Make three $350 monthly tuition payments during each 10-
week class
—Due at start of week 1, week 5 and week 9

Monthly installment plan designed to promote a ‘cash-based,
pay as you go’ mentality to funding higher education

Aspen’s Nursing Program Is An ROI
Story
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Aspen offers RNs the ability to obtain an MSN for less than $20,000:
—RNs begin with 7-course RN-to-MSN Bridge Program ($7,200)
 — Thereby bypassing requirement for BSN degree
—Upon Bridge Program completion, matriculate to 12-course MSN
  Program ($10,800)
—Compensation for Nurses is defined state-by-state; studies indicate that
  Nurses with an MSN earn between $30K - $90K more annually than RNs
—40% of Aspen’s full-time, degree-seeking enrollments in Q4 were
  Nursing students
 Aspen MSN Graduates Achieve an ROI on their Academic
 Investment in Less Than 1 Year!
*Not including part-time students

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1Q13 Was A Record Quarter

— In 1Q13 Aspen achieved a 7% conversion rate; meaning our cost per enrollment was below $925
 — In 1Q13, our cost per lead dropped below $65 for the first time
 — Full-time degree seeking enrollments for 1Q13 of 260 marked a new
 Aspen record
 — Class Starts in 1Q13 = 1,174 (average of 391/month)*
 — Q1 tracked +13% vs. trailing four-quarter average of 1,042
*Does not include retake courses

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2013-2015 Projections

   CY13  CY14  CY15
F-T Degree Students 2,300  3,500  5,000
Total Student Body 3,500  5,000  7,000
Total Revenues  >$4mm  >$7mm  >$11mm
(minimum 50% growth)
—Aspen expects to break even on an adjusted EBITDA* basis when the full-time degree-
  seeking student body reaches ~2,500.
—At 4,000 full-time degree-seeking students Aspen expects to generate ~15% adjusted
  EBITDA profit margin.
—At 5,250 full-time degree-seeking students Aspen expects to generate ~30% adjusted
  EBITDA profit margin.
* Adjusted EBITDA excludes preferred dividends, interest expense, income taxes, collateral valuation adjustment, bad debt expense, depreciation and amortization, and amortization of stock-based compensation.

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Cap Table

Aspen Group, Inc.
Capitalization Table (5/9/12)
	Outstanding	% Total
Shares	58,573,223	78%
Warrants	9,090,292	12%
Options	7,614,381	10%
Fully Diluted Shares	75,277,896	100%
- of which Directors & Officers	11,752,904	16%

Free trading Shares	7,118,604	9%

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Questions & Answers